Exhibit 99.1

Sequential Brands Group AND GLOBAL BRANDS ANNOUNCE StratEgic partnership for JOE’S BRAND

Sequential Signs Definitive Agreement to Acquire Joe’s Brand

Long-Term Licensing Agreement with Global Brands Signed for Core Categories

Brand Founder Joe Dahan to Continue Leading Product Design as Creative Director

HONG KONG and NEW YORK, Sept. 8, 2015 (GLOBE NEWSWIRE) -- Sequential Brands Group, Inc. (NASDAQ:SQBG) ("Sequential" or the "Company") announced today that it has signed a definitive agreement to acquire the Joe's brand (the "Brand") and certain other related assets for a total purchase price of approximately US$67 million. In tandem with the acquisition, the Company announced the signing of a long-term licensing agreement for all of the brand's core categories with Global Brands Group Holding Limited ("Global Brands"; SEHK Stock Code:787), one of the world's leading branded apparel, footwear, fashion accessories, and lifestyle product companies. The long-term licensing agreement will become effective upon closing of the acquisition.

A photo accompanying this release is available at http://www.globenewswire.com/newsroom/prs/?pkgid=35885

The Joe's brand joins Global Brands' extensive portfolio of fashion and lifestyle brands. Under the licensing agreement, Global Brands will design, produce, and distribute products across multiple categories including womenswear and menswear. Sequential will oversee the global marketing strategy for key brand initiatives. Brand founder Joe Dahan will continue to lead product design and brand marketing as Creative Director.

Bruce Rockowitz, Chief Executive Officer and Vice Chairman of Global Brands Group Holding Limited, said, "Joe's is an important addition to our brand portfolio in a key fashion category. Denim is trending strongly right now and we are excited about the future growth opportunities for the brand."

"Joe's is a natural fit for Sequential as the brand seamlessly integrates into our fashion vertical," stated Yehuda Shmidman, CEO of Sequential. "In addition, with a strategic global licensing partnership secured with Global Brands and Joe Dahan's renewed commitment to the brand's future, we believe that all together, we have a winning team in place to grow the Joe's brand around the world."

"We are delighted to be working with our partners at Sequential," said Dow Famulak, President and Chief Operating Officer of Global Brands Group Holding Limited. "The combination of Global Brands' extensive retail relationships, strong design skills and distribution capabilities and Joe's popularity sets the stage for taking the brand to a new level."

Joe Dahan, Founder of Joe's Jeans, added, "I am thrilled about the partnership with Sequential and look forward to keeping the heritage of the Joe's Jeans brand as we enter our next phase of growth together with Global Brands and their extensive global platform."

Founded in 2001, Joe's® is a casual chic global lifestyle brand synonymous with classic, modernized wardrobe staples ranging from premium denim to handcrafted collection pieces, and from contemporary accessories to footwear. With over 12 years of influence in the fashion industry, Joe's® has remained true to its DNA throughout its expansion, embracing fashion and innovation through the creation of a fully faceted line for men, women and kids. Joe's® is available coast to coast at fine department stores and specialty boutiques in the USA and internationally throughout Europe, Asia, Canada and Latin America at stores such as Nordstrom's, Harrods, Liberty, Galeries Lafayette, Le Bon Marché, Printemps and Tsum.

The first range of Joe's® products produced in collaboration with Global Brands will launch in Spring 2016.

Sequential has obtained committed financing from GSO Capital Partners LP, an affiliate of Blackstone Group. White & Case LLP acted as legal counsel to the Company. The transaction is expected to close in September 2015, and Sequential expects to provide further financial information at that time.

ABOUT SEQUENTIAL BRANDS GROUP, INC.

Sequential Brands Group, Inc. (Nasdaq:SQBG) owns, promotes, markets, and licenses a portfolio of consumer brands in the fashion, active, and lifestyle categories. Sequential seeks to ensure that its brands continue to thrive and grow by employing strong brand management, design and marketing teams. Sequential has licensed and intends to license its brands in a variety of consumer categories to retailers, wholesalers and distributors in the United States and around the world. For more information, please visit Sequential's website at: www.sequentialbrandsgroup.com. To inquire about licensing opportunities, please email: newbusiness@sbg-ny.com.

ABOUT GLOBAL BRANDS

Global Brands Group Holding Limited (SEHK Stock Code:787) is one of the world's leading branded apparel, footwear, fashion accessories and related lifestyle product companies. The Group designs, develops, markets and sells products under a diverse array of controlled and licensed brands and a wide range of product categories. Global Brands' innovative design capabilities, strong brand management focus, and strategic vision enable it to create new opportunities, product categories and market expansion for brands on a global scale. For more information, please visit the corporate website: www.globalbrandsgroup.com.

Forward-Looking Statements

Certain statements in this press release and oral statements made from time to time by representatives of Sequential ("the Company") are forward-looking statements ("forward-looking statements") within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. The Company's actual results could differ materially from those stated or implied in forward-looking statements. Forward-looking statements include statements concerning guidance, plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions and other statements that are not historical in nature, including those that include the words "subject to," "believes," "anticipates," "plans," "expects," "intends," "estimates," "forecasts," "projects," "aims," "targets," ""may," "will," "should," "can," the negatives thereof, variations thereon and similar expressions. Such forward-looking statements reflect the Company's current views with respect to future events, based on what the Company believes are reasonable assumptions. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: (i) risks and uncertainties discussed in the reports that the Company has filed with the Securities and Exchange Commission (the "SEC"); (ii) general economic, market or business conditions; (iii) the Company's ability to identify suitable targets for acquisitions and to obtain financing for such acquisitions on commercially reasonable terms; (iv) risks associated with the ability to consummate the Joe's Acquisition and the timing of the closing of the Joe's Acquisition, including satisfaction of certain closing conditions thereto; (v) the Company's ability to timely achieve the anticipated results of the Joe's Acquisition and any potential future acquisitions; (vi) to the Company's ability to successfully integrate the Joe's Brand into its ongoing business; (vii) the potential impact of the announcement or the consummation of the Joe's Acquisition or any potential future acquisitions on the Company's relationships, including with employees, licensees, customers and competitors; (viii) the Company's ability to achieve and/or manage growth and to meet target metrics associated with such growth; (ix) the Company's ability to successfully attract new brands and to identify suitable licensees for its existing and newly acquired brands, including the Joe's Brand; (x) the Company's substantial level of indebtedness, including the possibility that such indebtedness and related restrictive covenants may adversely affect the Company's future cash flows, results of operations and financial condition and decrease its operating flexibility; and (xi) other circumstances beyond the Company's control. Refer to section entitled "Risk Factors" set forth in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for a discussion of important risks, uncertainties and other factors that may affect the Company's business, results of operations and financial condition. The Company's stockholders are urged to consider such risks, uncertainties and factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements. The Company is not under any obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

The photo is also available at Newscom, www.newscom.com, and via AP PhotoExpress.

For media inquiries, contact:

Sequential Brands Group

Jaime Cassavechia

T: +1 212-518-4771 x108

E: jcassavechia@sbg-ny.com

Sequential Investor Relations inquiries, contact:

Sequential Brands Group, Inc.

Gary Klein

T: +1 646-564-2577

E: gklein@sbg-ny.com

Global Brands

Inez Ho at inezho@globalbrandsgroup.com

or Artemis Associates:

Vanita Sehgal

T: +852 2861 3227

E: vanita.sehgal@artemisassociates.com

Jonathan Yang

T: +852 2861 3234

E: jonathan.yang@artemisassociates.com